SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 8, 1999
(Date of earliest event reported)

Commission File No. 333-62547



                        ASSET BACKED FUNDING CORPORATION
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       DELAWARE                                     75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

100 North Tryon Street
CHARLOTTE, NORTH CAROLINA                                          28255
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Address of principal executive offices                                (Zip Code)



                                 (704) 386-2400
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                    Registrant's Telephone Number, including area code


                       NATIONSBANC ASSET SECURITIES, INC.
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       OTHER EVENTS
              ------------

            On October 12, 1999, Asset Backed Funding Corporation (the "Corporation"), will transfer fixed-rate and adjustable-rate Mortgage Loans (the "Mortgage Loans") to United PanAm Mortgage Loan Trust 1999-2 (the "Trust"). With respect to certain of these Mortgage Loans (the "PMI Mortgage Loans"), Mortgage Guaranty Insurance Corporation (the "Insurer") will issue a Mortgage Guaranty Master Policy in favor of the Trustee covering certain losses on the PMI Mortgage Loans.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

Item 601(a)
of Regulation S-K
EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

(EX-99.1)                                 Mortgage Guaranty Master Policy
                                          issued by Mortgage Guaranty
                                          Insurance Corporation

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


October 8, 1999

                                   By:    _/S/ BOB PERRET
                                          ---------------
                                   Name:  Bob Perret
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC(E)
-----------             -----------                               ----------

(EX-99.1)               Mortgage Guaranty Master Policy
                        issued by Mortgage Guaranty Insurance           E
                        Corporation